UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 5, 2009

LINEAR TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-14864	94-2778785
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1630 McCarthy Boulevard
Milpitas, California 95035
(Address of principal executive offices, including zip code)

(408) 432-1900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Linear Technology Corporation (the “Company”) is filing this Form 8-K/A to amend the Company’s Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on March 5, 2009 (the “Original Filing”). The Original Filing did not include any of the exhibits listed in the “Exhibit Index”. The Company is amending its Original Filing to include such exhibits.

ITEM 8.01.  OTHER EVENTS

Attached as Exhibit 100 to this Current Report on Form 8-K are the following materials from Linear Technology Corporation’s Quarterly Report on Form 10-Q for the quarterly period ended December 28, 2009, filed with the Securities and Exchange Commission (“SEC”) on February 6, 2009 formatted in XBRL (eXtensible Business Language): (i) Consolidated Statements of Income for the three and six months ended December 28, 2008 and December 30, 2007, (ii) Consolidated Balance Sheets at December 28, 2008 and June 29, 2008, (iii) Consolidated Statements of Cash Flows for the six months ended December 28, 2008 and December 30, 2007.  Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial information contained in the XBRL documents is unaudited and these are not the official publicly filed financial statements of Linear Technology Corporation.  The purpose of submitting these XBRL formatted documents is to test the related format and technology and, as a result, investors should continue to rely on the official filed version of the furnished documents and not rely on this information in making investment decisions.

In accordance with Rule 402 of Regulation S-T. the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other documents filed under Securities Act of 1933, as amended , or the Exchange Act, except as shall be expressly set forth by specific references in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

Exhibit Number	Description
100
The following materials from Linear Technology Corporation’s Quarterly Report on Form 10-Q for the quarter ended December 28, 2008, filed February 6, 2009, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Statements of Operations for the three and six months ended December 28, 2008 and December 30, 2007, (ii) Consolidated Balance Sheets at December 28, 2008 and June 29, 2008, (iii) Consolidated Statements of Cash Flows for the six months ended December 28, 2008 and December 30, 2007.

100.INS	XBRL Instance Document

100.SCH	XBRL Taxonomy Extension Schema Document

100.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

100.LAB	XBRL Taxonomy Extension Labels Linkbase Document

100.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

100.DEF	XBRL Taxonomy Extension Definition Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINEAR TECHNOLOGY CORPORATION
(Registrant)

Date:	March 6, 2009
		By:	/s/ Paul Coghlan
Paul Coghlan
Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
100
The following materials from Linear Technology Corporation’s Quarterly Report on Form 10-Q for the quarter ended December 28, 2008, filed February 6, 2009, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Statements of Operations for the three and six months ended December 28, 2008 and December 30, 2007, (ii) Consolidated Balance Sheets at December 28, 2008 and June 29, 2008, (iii) Consolidated Statements of Cash Flows for the six months ended December 28, 2008 and December 30, 2007.

100.INS	XBRL Instance Document

100.SCH	XBRL Taxonomy Extension Schema Document

100.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

100.LAB	XBRL Taxonomy Extension Labels Linkbase Document

100.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

100.DEF	XBRL Taxonomy Extension Definition Linkbase Document